MASSMUTUAL FUNDS
MassMutual Small Cap Growth Equity Fund
Supplement dated March 4, 2026 to the
Prospectus dated February 1, 2026 and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 30 of the Prospectus):
Justin Livengood, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since February 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 51 of the Prospectus:
Justin Livengood, CFA

is a portfolio manager of the MassMutual Small Cap Growth Equity Fund. Mr. Livengood is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Senior Portfolio Manager of OppenheimerFunds, Inc. (“OFI”) since 2006. Prior to joining OFI, Mr. Livengood was a Vice President and Fund Analyst with Merrill Lynch Investment Managers.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELPRO-26-01
SCGE-26-01